Exhibit 10.17(b)

CONFIDENTIAL

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT #1 TO TASK ORDER #20

COHERUS Project Number: CHS-0214-04

MEDPACE Project Number: ETA304

This Amendment #1 (“Amendment #1”) to Task Order #20 effective as of November 8, 2013 (“Task Order”), is by and between Coherus Biosciences, Inc., a Delaware corporation with its principal place of business at 201 Redwood Shores Parkway, Suite 200, Redwood City, CA 94065 (“Sponsor”), and Medpace, Inc., with its principal place of business at 5375 Medpace Way, Cincinnati, Ohio 45227 (“Medpace”). This Amendment #1 shall be effective April 23, 2014.

WITNESSETH:

WHEREAS, the Parties have entered into Task Order pursuant and subject to the terms of the Master Service Agreement dated January 23, 2012, (the “Agreement”); and

WHEREAS, the Parties desire to amend Task Order in connection with A Phase 3, Double-Blind, Randomized, Parallel-Group, Active-Control Study to Compare the Efficacy and Safety of CHS-0214 Versus Enbrel® in Subjects With Chronic Plaque Psoriasis (PsO) to add Medpace Reference Laboratories (“MRL”) Services and Fees, which includes [***] vendor services.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the Parties hereby agree as follows to the revised Scope of Work.

1.	Appendix A: Scope of Work, attached to Task Order #20 is hereby amended to include MRL and [***] start-up services included in Appendix F attached to this Amendment #1.

2.	Appendix C: Budget, attached to Task Order #20 is hereby amended to include MRL and [***] fees included in Appendix F attached to this Amendment #1.

3.	As a result of the increase in the Budget, Appendix D: Payment Schedule, attached to Task Order #20 is hereby amended to increase the [***] upfront payment of Pass-through Costs by [***], which increase is due upon execution of this Amendment #1.

Medpace Amendment #1 to Task Order #20 Coherus Biosciences, Inc. CHS-0214-04 / ETA 304 Page 1

The total amount payable by Sponsor to Medpace under this Amendment #1 for Medpace Direct Fees, Pass-through Expenses, and Pre-funded Expenses shall not exceed the amount of [***] without prior written consent of both parties. The total value of Task Order and all subsequent amendments is now [***].

	Direct Fees		Pass Through Costs		Pre-funded Expenses		TOTAL

Task Order #20	[	***]	[	***]	[	***]	[	***]

Amendment #1	[	***]	[	***]	[	***]	[	***]

TOTAL	[	***]	[	***]	[	***]	[	***]

All other provisions of the Agreement and Task Order shall remain unchanged and in effect.

IN WITNESS WHEREOF, the Parties have hereunto signed this Amendment #1 to Task Order in their official capacities which shall be effective on the day and year listed above.

MEDPACE, INC.

Signature:	/s/ John Wynne

By:	John Wynne
(Print Name)

Title:	Vice President Commercial Operations

COHERUS BIOSCIENCES, INC.

Signature:	/s/ Dennis M. Lanfear

By:	Dennis M. Lanfear
(Print Name)

Title:	Chief Executive Officer

[***] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Medpace Amendment #1 to Task Order #20 Coherus Biosciences, Inc. CHS-0214-04 / ETA 304 Page 2

APPENDIX F: MRL AND [***] Services and Budget

Sponsor:	Coherus Biosciences	23-Apr-14
Protocol:	CHS-0214-04 Start-up

[***]		[	***]
	[***]	[	***]
	[***]	[	***]
Total Medpace Reference Laboratories Fees		[	***]

Medpace Reference Laboratories Fee Estimate
Sponsor: Coherus Biosciences Protocol: CHS-0214-04 Start-up		[***]

Number of Analyses Per Visit

	Unit Cost	Screening W-4	Total Number of Units	Cost	Subtotal
Laboratory Tests					[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
Laboratory/Support Services					[***]
[***]
[***]	[***]		[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]		[***]	[***]
[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]		[***]	[***]
Total Medpace Reference Laboratory Fees					[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Medpace Amendment #1 to Task Order #20 Coherus Biosciences, Inc. CHS-0214-04 / ETA 304 Page 3

Medpace Reference Laboratories Pass Through Estimate
Sponsor: Coherus Biosciences Protocol: CHS-0214-04 Start-up
	Total Cost	Subtotal
Pass Through Estimates		[***]
[***]
[***]	[***]
[***]	[***]
Total Estimated Medpace Reference Laboratory Pass-Through Fees		[***]

Transportation Costs

Country	Sites	Number Screened	Number Ambient / Refrigerate shipments	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Total	[***]	[***]	[***]		[***]		[***]		[***]		[***]
					[***]		[***]		[***]		[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Medpace Amendment #1 to Task Order #20 Coherus Biosciences, Inc. CHS-0214-04 / ETA 304 Page 4

[***]

[***]

CONFIDENTIAL

[***]	[	***]
[***]	[	***]

Date, Version: [***] Prepared by [***]: [***] Prepared for [***]: [***] Client & Protocol: Medpace – CHS-0214-04 Phase: III [***]: [***] [***]: [***] [***]: [***] [***]: [***] [***]: [***]	Unit Price [***]		[***]		[***]		[***]		[***]		Total [***]
[***]: [***]					[	***]	[	***]	[	***]
[***]: [***]					[	***]	[	***]	[	***]
[***]: [***]					[	***]	[	***]	[	***]
[***]: [***]					[	***]	[	***]	[	***]
[***]					[	***]	[	***]	[	***]	[	***]
[***]					[	***]	[	***]	[	***]	[	***]
[***]					[	***]	[	***]	[	***]	[	***]
[***]											[	***]
[***]
[***]	[	***]	[	***]							[	***]
[***]	[	***]	[	***]							[	***]
[***]	[	***]	[	***]							[	***]
[***]	[	***]	[	***]							[	***]
[***]	[	***]	[	***]							[	***]
[***]	[	***]	[	***]							[	***]
[***]	[	***]	[	***]							[	***]
[***]											[	***]
[***]											[	***]
[***]					[	***]	[	***]	[	***]	[	***]
Total [***]											[	***]

“[***].

Notes:

1.	[***]
2.	[***]
3.	[***]
4.	[***]
5.	[***]
6.	[***]
7.	[***]
8.	[***]
9.	[***]
10.	[***]
11.	[***]

ASSUMPTIONS:

1.	[***]
2.	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***] Estimated Budget

CONFIDENTIAL

[***]: [***]

[***]	[	***]
[***]	[	***]
[***] Date, Version: [***] Client Protocol: Medpace – CHS-0214-04 [***]: [***] [***]: [***] [***]: [***] [***]: [***]	Unit Price [***]		[***]		[***]		[***]		[***]		Total [***]
[***]
[***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]
[***]											[	***]
[***]
[***]	[	***]									[	***]
[***]	[	***]									[	***]
[***]											[	***]
[***]
[***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]
[***]	[	***]							[	***]	[	***]
[***]											[	***]
Total [***]											[	***]

[***] Notes:

1.	[***]

Additional [***] Clinical Trials Services

[***]		[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***]	Unit Price [***]	[***]	[***]	[***]	[***]	Total [***]
[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]		[***]
Total [***]						[***]

[***] Notes:

[***] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***] Estimated Budget

CONFIDENTIAL

[***]: [***]

[***]	[***]
[***]	[***]
[***] Date, Version: [***] Client Protocol: Medpace – CHS-0214-04 [***]: [***] [***]: [***] [***]: [***] [***]: [***]	Unit Price [***]	Unit Price [***]	[***]	[***]	[***]	[***]	Total [***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]							[***]
[***]
[***]							[***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]							[***]
Total [***]							[***]

[***] Notes:

1.	[***]

Additional [***] Clinical Trials Services

[***]		[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***]	Unit Price [***]	Unit Price [***]	[***]	[***]	[***]	[***]	Total [***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]
Total [***]							[***]

[***] Notes:

[***]

1.	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***] Estimated Budget

CONFIDENTIAL

[***]: [***]

[***]	[***]
[***]	[***]
[***] Date, Version: [***] Client Protocol: Medpace – CHS-0214-04 [***]: [***] [***]: [***] [***]: [***] [***]: [***]	Unit Price [***]	Unit Price [***]	[***]	[***]	[***]	[***]	Total [***]
[***]
[***]	See [***]		[***]	[***]	[***]	[***]
[***]							[***]
[***]
[***]							[***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]							[***]
Total [***]							[***]

[***] Notes:

1.	[***]

Additional [***] Clinical Trials Services

[***]		[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***]	[***]	Unit Price	Unit Price [***]	[***]	[***]	[***]	[***]	Total [***]
[***]
[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]	[***]		[***]
[***]	[***]		[***]	[***]	[***]	[***]		[***][***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Total [***]								[***]

[***] Notes:

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL

[***]

				[***]		[***]
I	[***]

[***]

	[***]		[***]		[***]		[***]

	[***]		[***]		[***]		[***]
	[***]		[***]		[***]		[***]
	[***]		[***]		[***]		[***]
	[***]		[***]		[***]		[***]
	[***]		[***]		[***]		[***]
	[***]		[***]		[***]		[***]

II	[***]

	[***]		[***]		[***]		[***]
	[***]		[***]		[***]		[***]
	[***]		[***]		[***]		[***]
	[***]		[***]		[***]		[***]
	[***]		[***]		[***]		[***]
	[***]		[***]		[***]		[***]
	[***]		[***]		[***]		[***]

III.	[***]

[***]
[***]

	[***]		[***]		[***]		[***]
	[***]		[***]		[***]		[***]
	[***]		[***]		[***]		[***]
[***]

	[***]		[***]		[***]		[***]
	[***]		[***]		[***]		[***]
	[***]		[***]		[***]		[***]

	[***]		[***]		[***]		[***]

	[***]		[***]		[***]		[***]

	[***]		[***]		[***]		[***]
[***]
[***]

	[***]	[***]
	[***]	[***]
[***]

	[***]		[***]		[***]		[***]
	[***]		[***]		[***]		[***]
	[***]		[***]		[***]		[***]
	[***]		[***]		[***]		[***]
	[***]		[***]		[***]		[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.